SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
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          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4) Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement No.:
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          (3) Filing Party:
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          (4) Date Filed:
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

                    [THISTLE GROUP HOLDINGS, CO. LETTERHEAD]

                            IMPORTANT ANNUAL MEETING
                                  APRIL 3, 2002

March 12, 2002

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Thistle Group Holdings, Co. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 3, 2002, at 9:30 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company and representatives of Deloitte & Touche LLP, independent accountants, will be present to respond to questions stockholders may have.

         You will be asked to elect three directors nominated by the Board of Directors of the Company and to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2002. The Board of Directors has approved each of these proposals and recommends that you vote FOR them.

         A dissident stockholder group calling itself the Committee to Maximize Shareholder Value has announced that it intends to solicit proxies for its own hand picked nominees for directors in opposition to the Company's nominees. We believe that your Board of Directors acts in the best interests of ALL stockholders and that this hostile action is unnecessary, disruptive and may impede our efforts to enhance the value of the investment of all of our stockholders. Accordingly, we urge you to vote "FOR" the Company's nominees for directors.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed WHITE proxy card and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. PLEASE SIGN, DATE AND PROMPTLY MAIL THE WHITE PROXY CARD
                                                               -----
TODAY. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE DO NOT RETURN ANY OF THE BLUE PROXY CARDS SENT TO YOU BY THE DISSIDENT GROUP. USING THE BLUE PROXY CARD FOR ANY REASON IS A VOTE AGAINST MANAGEMENT.

         YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

         Thank you for your support, and we look forward to seeing you at the Annual Meeting.

                                            Sincerely,

                                            /s/John F. McGill, Jr.
                                            ------------------------------------
                                            John F. McGill, Jr.
                                            Chairman of the Board and
                                            Chief Executive Officer


--------------------------------------------------------------------------------
             If you have any questions or need further assistance in voting your shares, please call:

                              GEORGESON SHAREHOLDER
                              COMMUNICATIONS, INC.

                 17 State Street, 10th Floor, New York, NY 10004
                          Call Toll Free (866) 800-0335
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 3, 2002
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Thistle Group Holdings, Co. (the "Company"), will be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 3, 2002, at 9:30 a.m., local time, for the following purposes:

     1.   To elect three directors of the Company; and

     2. To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2002;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 4, 2002, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2001 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN WHITE PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/Francis E. McGill, III
                                      ------------------------------------------
                                      Francis E. McGill, III, Secretary

Philadelphia, Pennsylvania
March 12, 2002

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 3, 2002
--------------------------------------------------------------------------------

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                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying WHITE proxy card are being mailed to stockholders of Thistle Group Holdings, Co. (the "Company") commencing on or about March 12, 2002 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 3, 2002, at 9:30 a.m., local time.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1 (b) FOR Proposal 2 (ratification of the independent accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Francis E. McGill, III, at 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         The  Committee  to Maximize  Shareholder  Value  consisting  of Seymour
Holtzman, a dissident stockholder of the Company, and certain entities controlled by him including Jewelcor Management, Inc., Barington Companies Equity Partners, L.P. and musicmaker.com (collectively, the "Holtzman Group"), have proposed their own slate of nominees for election to the Board of Directors in opposition to the Company's nominees. The Holtzman Group nominees are running on the platform that they will seek a sale of the Company. The Board of Directors is soliciting votes FOR the Company's slate of nominees for election to the Board of Directors. Unless contrary instructions are indicated on the WHITE proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked) will be voted FOR the election of all of the Company's nominees for directors named in this Proxy Statement. If you specify a different choice on the proxy card, your shares will be voted as specified.

         YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE CARD AND RETURN IT IN THE
ENCLOSED ENVELOPE PROMPTLY.

         WE URGE YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE HOLTZMAN GROUP, EVEN AS A PROTEST VOTE AGAINST THE HOLTZMAN GROUP. USING THE BLUE PROXY CARD FOR ANY REASON IS A VOTE AGAINST MANAGEMENT. If you previously voted on a Holtzman Group proxy card, you have every legal right to change your vote. You can do so simply by signing, dating and returning the enclosed WHITE proxy card. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

--------------------------------------------------------------------------------

          YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES
                                    YOU OWN.


1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE Proxy Card to Georgeson Shareholder Communications Inc in the postage paid envelope provided today.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE Proxy Card in the postage-paid envelope provided. To ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE Proxy Card to be voted representing your shares.

3. After signing the enclosed WHITE Proxy Card do not sign or return any blue proxy card. Remember - only your latest dated proxy will determine how your shares are to be voted at the meeting.

4. If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor.


                                    GEORGESON
                                  SHAREHOLDER
                              COMMUNICATIONS, INC.

                           17 State Street, 10th Floor
                               New York, NY 10004
                        Banks and Brokers (212) 440-9800
                   Shareholders Call Toll Free (866) 800-0335

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--------------------------------------------------------------------------------
              WHY YOU SHOULD SUPPORT YOUR COMPANY'S BOARD NOMINEES
--------------------------------------------------------------------------------

         Your Board of Directors, including all of the Company's nominees, is dedicated to maximizing and enhancing stockholder value, and we represent ALL stockholders and not any single stockholder. While each director of the Company owes a fiduciary duty to stockholders and must act accordingly, we believe that the hand-picked nominees of the Holtzman Group may express a preference in favor of any proposal submitted by a current or former member of the Holtzman Group. Because your Board intends to act in the best interests of ALL stockholders, we believe that this hostile action is unnecessary, disruptive and may delay or impede our efforts to maximize value for all of our stockholders.

         The Holtzman Group has nominated three individuals for election to the Board of Directors in opposition to the Company's nominees. On March 5, 2002, the Holtzman Group filed a preliminary proxy statement with the SEC for the purpose of soliciting proxies in favor of its nominees for the Board of Directors.

         Two of the Holtzman Group proposed nominees became shareholders of the Company less than four months ago. Additionally, one of the proposed nominees owns no shares in the Company and has no banking experience. We do not believe that the proposed nominees of the Holtzman Group possess the banking experience and background that is necessary to serve the interests of all stockholders. Moreover, such nominees would be only three of seven board members and would, therefore, be limited in their ability to influence the entire Board of Directors or implement the proposal of the Holtzman Group to sell the Company. The Holtzman Group cannot assure the Company's stockholders that their hand-picked nominees will maximize stockholder value and cannot guarantee that they will vote in a certain way on any particular matter that may come before the Board of Directors of the Company. For these and other reasons, we believe that the stockholders of the Company should vote AGAINST the proposed nominees of the Holtzman Group and vote FOR the Company's nominees for election as directors.

         FOR THE REASONS GIVEN BELOW, THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE HOLTZMAN GROUP'S SLATE OF NOMINEES WOULD BE HARMFUL TO THE
COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE ON THE ENCLOSED WHITE PROXY CARD AND IN FAVOR OF THE SLATE OF DIRECTORS NOMINATED BY YOUR BOARD OF DIRECTORS (PAGE 7). THE BOARD OF DIRECTORS ALSO URGES STOCKHOLDERS NOT TO VOTE ON ANY PROXY CARD THAT MAY BE FURNISHED BY THE HOLTZMAN GROUP. USING THE BLUE PROXY FOR ANY REASON IS A VOTE AGAINST MANAGEMENT.

         You may receive a proxy statement and a blue proxy card from the Holtzman Group with respect to its own nominees for directors. The Holtzman Group's nominees have NOT been endorsed by and are NOT supported by your Board. We urge stockholders not to return any proxy card received from the Holtzman Group. Accordingly, please sign, date and return to us in the enclosed envelope the WHITE proxy card. Even if you have already voted the dissident's blue proxy card, you may cancel that proxy and change your vote by mailing the enclosed WHITE proxy card now.

--------------------------------------------------------------------------------
                       HOW THE BOARD IS PERFORMING FOR YOU
                                                       ---
                          TO MAXIMIZE STOCKHOLDER VALUE
--------------------------------------------------------------------------------

         According to the Holtzman Group's own proxy materials, if its nominees are elected, they will seek to enhance shareholder value through the sale of the Company since they believe:

          o the only way to maximize shareholder value effectively is to sell or merge the Company; and

          o the Company's Board of Directors has not taken any action to improve shareholder value.

         WE BELIEVE THAT THESE BELIEFS ARE SIMPLY NOT TRUE.
                                                  ---

         Your Board of Directors has employed the following strategies in its effort to enhance the value of your investment in the Company:

          o Smart Growth - We believe that growth merely for the sake of growth and without regard to the long term benefits is extremely poor management. Instead, we believe in smart growth.

               For the past two years, we have concentrated on building the franchise growth of the Bank. In 2000, we acquired four branches from Wilmington Trust of Pennsylvania and one branch from Crown Bank in Wilmington, Delaware. In 2001, we opened our 12th branch in the Northern Liberties section of Philadelphia, and in January 2002, we opened our 13th branch in Flourtown, Pennsylvania. Our growth strategy calls for the addition of two new banking offices per year. However, there are costs associated with growth: new physical facilities, new equipment, and, of course, new people. Nevertheless, new offices are expected to add to earnings per share within 18 months of opening and, subsequently, to provide a regular and growing addition to our earnings year after year.

               Since 1998, we have grown our loan portfolio by approximately $122.7 million, or 90%. Additionally, we have collected or acquired approximately $155.2 million in new deposits, representing a 56% growth. In 1998, single-family residential loans were the overwhelming assets in our loan portfolio. In just three years, we have transformed our loan portfolio mix of loans. For 2001, our loan portfolio consisted of 48% of residential loans, 44% of commercial/construction loans and 8% of consumer loans.

          o    Stock  Repurchases  -  We  have  consistently  implemented  stock buy-back programs over the past several years to build stockholder value. Since the Company's initial public offering in 1998, we have repurchased 2,620,000 shares of our stock at a total cost of approximately $23.6 million, reducing the Company's outstanding stock by approximately 30%. We have aggressively pursued stock repurchases within our permissible regulatory limitations and the Company's liquidity. Stock repurchases at below book value increase your investment in the Company as this increases earnings per share and book value per share.

          o Dividends - Since 1998, we have paid $6.7 million in total dividends to our stockholders, and we expect to continue our quarterly dividend program. Our quarterly dividend since 1998 has increased 60% to $.08 per share for 2001 from $.05 per share for 1998.

          o New Business Lines - TGH Securities, a wholly-owned broker dealer was formed in May 2000 to serve institutional customers in the municipal note market. TGH Securities contributed $1.7 million and $705,000 to non-interest income for 2001 and 2000, respectively.

         THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT ELECTION OF THE HOLTZMAN GROUP NOMINEES IS NOT IN THE BEST INTERESTS OF THE COMPANY'S STOCKHOLDERS AND URGES STOCKHOLDERS TO REJECT THEIR SOLICITATION. YOUR BOARD OF DIRECTORS, THEREFORE, REQUESTS THAT YOU SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD, WHETHER OR NOT YOU HAVE PREVIOUSLY SIGNED AND RETURNED THE BLUE PROXY CARD SOLICITED BY THE HOLTZMAN GROUP. USING THE BLUE PROXY CARD FOR ANY REASON IS A VOTE AGAINST MANAGEMENT.

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                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors of the Company ("Board of Directors" or "Board") has fixed the close of business on March 4, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 6,617,955 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation" or "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of accountants (Proposal 2) and all other matters that may properly come before the Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock as of the record date.

                                               Amount and Nature of      Percent of Shares of
Name and Address of Beneficial Owner           Beneficial Ownership   Common Stock Outstanding(%)
------------------------------------           --------------------   --------------------------
Roxborough-Manayunk Bank                            680,423 (1)                  10.3
Employee Stock Ownership Plan Trust ("ESOP")
6060 Ridge Avenue
Philadelphia, Pennsylvania  19128

John F. McGill, Jr.                                 379,947 (2)                   5.6
6060 Ridge Avenue
Philadelphia, Pennsylvania 19128

Jewelcor Management, Inc.                           351,576(3)                    5.3
Barringon Companies Equity Partners, L.P.
musicmaker.com, Inc.
c/o Jewelcor Companies
100 N. Wilkes-Barre Blvd
Wilkes-Barre, Pennsylvania 18702

----------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of Directors John F. McGill, Jr., Jerry A. Naessens, and Add B. Anderson, Jr. to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Bank's Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received, will be voted by the ESOP Trustees as directed by the Bank's Board or the ESOP Committee. As of the record date, 198,564 shares have been allocated under the ESOP to participant accounts.
(2)  See "Proposal 1 -- Election of Directors."
(3) The information as to Jewelcor Management, Inc., Barrington Companies Equity Partners, L.P. and musicmaker.com, Inc. (the "Reporting Entities") is derived from a Schedule 13D filed on February 28, 2002, filed by the Reporting Entities, which states that as of February 14, 2002, Jewelcor Management, Inc. has sole voting and sole dispositive power with respect to 320,226 shares, Barrington Companies Equity Partners, L.P. has sole voting and sole dispositive power with respect to 17,850 shares, and musicmaker.com, Inc. has sole voting and sole dispositive power with respect to 13,500 shares.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2001 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors currently consists of seven members, each of whom also serves as a director of Roxborough-Manayunk Bank (the "Bank"). The Company's Articles of Incorporation provide that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

         James C. Hellauer, John F. McGill, Jr. and Charles A. Murray (the "Nominees") have been nominated by the Board of Directors for a term of three years. Messrs. Hellauer, McGill, Jr. and Murray currently serve as directors of the Company.

         The persons named as proxies in the enclosed WHITE proxy card intend to vote for the election of the persons nominated by the Company's Board of Directors listed below, unless the WHITE proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed WHITE proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting.

                                                                                        Shares of
                                               Year First           Current            Common Stock
                                               Elected or           Term to            Beneficially             Percent
Name and Title                    Age(1)      Appointed(2)          Expire              Owned(3)              of Class(%)
--------------                    ------      ------------          ------      ----------------              -----------
                                         Board Nominees For Terms To Expire In 2005
James C. Hellauer                   63            1999              2002                  42,158               *
Director

John F. McGill, Jr.                 40            1991              2002                 379,947(4)           5.6
Chairman of the Board,
Chief Executive Officer

Charles A. Murray                   44            2000              2002                  45,400               *
Director
                                               Directors Continuing In Office
Add B. Anderson, Jr.                75            1973              2003                 136,314(4)           2.1
Director

Francis E. McGill, III              42            1991              2003                 112,467              1.7
Director

William A. Lamb, Sr.                65            1993              2004                  56,574               *
Director

Jerry A. Naessens                   66            1992              2004                 268,686(4)           4.0
Executive Vice President,
Chief Financial Officer
and Director
                                       Named Executive Officer Who Is Not A Director
Douglas R. Moore                    41                                                    82,279              1.2
Senior Vice President

All directors and                                                                      1,123,825             16.0
executive officers as a
group (8 individuals)

-----------------------
(1)  At December 31, 2001.
(2) Represents year first elected to either the Board of Directors of the Company or the Bank, or a predecessor institution.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: James C. Hellauer - 10,000, John F. McGill, Jr. - 171,575, Add B. Anderson, Jr. - 15,000,
     Francis E. McGill, III - 39,000, William A. Lamb, Sr. - 15,000, Jerry A. Naessens - 117,845, and Douglas R. Moore - 38,500.
(4) Excludes 680,423 shares under the employee stock ownership plan ("ESOP") for which such individuals exercise shared voting and investment power with respect to such shares as a member of the ESOP Trustee and/or ESOP Committee. Excludes 201,870 Restricted Stock Plan ("RSP") shares which were previously awarded but subject to forfeiture for which such individuals exercise shared voting and investment power with respect to such shares as a member of the RSP committee. Such individuals disclaim beneficial ownership with respect to the ESOP and RSP shares held in a fiduciary capacity.
*    Less than 1% of the Common Stock outstanding.

Biographical Information

         The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for the last five years.

Nominees for Directors:

         James C. Hellauer is Executive Director of Colmen Capital Advisors, Inc., a diversified financial services company located in Wayne, Pennsylvania. In addition, he is also the owner of James C. Hellauer & Associates, a consulting firm. Mr. Hellauer is a member of the board of directors of the Philanthropic Mutual Life Insurance Company, the Philanthropic Mutual Fire Insurance Company, and daly.commerce.

         John F. McGill, Jr. is the Chairman of the Board and Chief Executive Officer of the Company and the Bank and was the President of the Bank until the appointment of Mr. Naessens as President of the Bank in June 2000. He has served the Bank in various officer positions since 1984 and has been a director since 1991. Mr. McGill, Jr. serves on the finance committee of the Basilica of the National Shrine in Washington, D.C. Francis E. McGill, III and Mr. McGill, Jr. are first cousins.

         Charles A. Murray is the Founder and Principal of Rhodyo Venture Group, an investment firm located in Bala Cynwyd, Pennsylvania. From 1987 to 1999 he was the Founder and Chief Executive Officer of Actium Corporation.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS AS PRESENTED ON THE WHITE PROXY CARD.

Continuing Directors:

         Add B. Anderson, Jr. is the sole owner of KeyBis Corporation (formerly Eastern Continuous Forms, Inc.), a holding company for investments in Blue Bell, Pennsylvania. Mr. Anderson, Jr. is the Chairman of the Board of Trustees for both Roxborough Memorial Hospital and Roxborough Memorial Health Foundation.

         Francis E. McGill, III is the sole proprietor of the law firm of McGill and McGill, Philadelphia, Pennsylvania. The law firm of McGill and McGill serves as general counsel to the Company and the Bank. He is a member of the Board of Trustees of Roxborough Memorial Hospital. John F. McGill, Jr. and Mr. McGill, III are first cousins.

         William A. Lamb, Sr. is a sales executive of Staples, Inc.

         Jerry A. Naessens is Executive Vice President and Chief Financial Officer of the Company and was appointed President of the Bank in June 2000. Mr. Naessens has been employed by the Bank since 1991.

Executive Officer Who Is Not A Director:

         Douglas R. Moore is the Senior Vice President, Finance and Operations, of the Company and Chief Operating Officer of the Bank. Mr. Moore is also the Chief Financial Officer of TGH Securities, a wholly owned subsidiary of the Company. Prior to joining the Company and the Bank in September 1998, Mr. Moore was the Chief Financial Officer of Commerce Capital Markets from 1995 to 1998 and a Senior Manager in the financial services group of Deloitte & Touche LLP from 1984 to 1995.

Meetings and Committees of the Board of Directors

         The business of Board of Directors of the Company is conducted through meetings of the Board of Directors and the committees of the Board of the Company. During the year ended December 31, 2001, the Board of Directors of the Company held 12 regular meetings and one special meeting. During the year ended December 31, 2001, no directors attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served.

         The Compensation Committee of the Company consists of Directors Hellauer (Chairman), Lamb, Murray and Dr. Domanski, who is a director of the Bank. The committee is a standing committee and meets at least annually to review the performance of the Company's and the Bank's officers, and to determine compensation programs and adjustments. The Compensation Committee met two times during fiscal 2001 to consider compensation.

         The Company's Nominating Committee consists of directors Hellauer, McGill, Jr., Lamb and Naessens. The committee presents its recommendation of nominees for directors to the full Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation. The Nominating Committee met one time during 2001.

         The Audit Committee consists of non-employee directors Anderson, Domanski, Hellauer, Lamb, Francis E. McGill, III and Murray. The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the NASDAQ as to independence, financial literacy and experience. The Board of Directors have adopted a written audit charter. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program.

         The Chairman of the Audit Committee also receives and reviews all the reports and findings and other information presented to him by the Bank's internal auditor. In addition to regularly scheduled meetings, the Audit
Committee is available either as a group or individually to discuss with management and the Bank's internal auditor and the Bank's independent outside auditors, any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met three times during the fiscal year ended December 31, 2001.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2001 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with Deloitte & Touche LLP ("Deloitte & Touche"), the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Deloitte & Touche its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Add B. Anderson, Chairman
                  Dr. Robert E. Domanski, M.D.
                  James C. Hellauer
                  William A. Lamb, Sr.
                  Francis E. McGill, III
                  Charles A. Murray

Audit Fees

         The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's quarterly reports on Forms 10-Q were approximately $91,000.

Financial Information Systems Design and Implementation Fees

         For the 2001 fiscal year, Deloitte & Touche did not render to the Company and its consolidated subsidiary professional services for financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by Deloitte & Touche to the Company and its consolidated subsidiaries for all other services other than those covered under "Audit Fees" for the 2001 fiscal year were approximately $32,000.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above were compatible with maintaining Deloitte & Touche's independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Non-officer members of the Bank's Board received fees for regular meetings of $500 per month during the 2001 fiscal year plus an $8,000 retainer. Additionally, non-officer members of the Bank's Board budget, audit and loan committees were paid $300 for each meeting attended during fiscal 2001. The Bank paid a total of approximately $92,000 in directors' fees for the fiscal year ended December 31, 2001. The Company does not pay any additional compensation for membership on its Board of Directors.

         Under the 1999 Stock Option Plan ("Option Plan") and the Bank's Restricted Stock Plan ("RSP"), each director was granted stock options and awarded RSP shares. Under the Option Plan, each director was granted options to acquire shares of Common Stock at the fair market value of the Common Stock on July 21, 1999, the effective date of grant. Under the RSP, each director was awarded shares of Common Stock. Option shares for all non-employee directors are exercisable at the rate of 33.3%. Option shares awarded to Messrs. McGill, Jr. and Naessens were immediately exercisable. For all non-employee directors, RSP shares are vested at the rate of 20% per year, commencing on the effective date of grant. For Messrs. McGill, Jr. and Naessens, RSP shares were first vested at the rate of 20% one year from the effective date of grant. Under the Option Plan and RSP, Mr. McGill, Jr. received 171,575 option shares and 85,913 RSP shares and Mr. Naessens received 117,845 option shares and 49,251 RSP shares. The non-employee directors each received 15,000 option shares and 6,000 RSP shares. All options for the non-employee directors, except for Messrs. Murray and Hellauer, are fully vested. Messrs. Murray and Hellauer each received their options in fiscal 2000. Additionally, in accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the year ended December 31, 2001, certain information as to the compensation received by the Chief Executive Officer and each executive officer of the Company who received total cash compensation in excess of $100,000. All compensation is paid by the Bank.

                                                       Annual Compensation         Long Term Compensation Awards
                                                    ----------------------------   -----------------------------
                                                                                                      Securities
                                                                                   Restricted         Underlying
Name and                               Fiscal                                         Stock          Options/SARs    All Other
Principal Position                      Year        Salary($)           Bonus($)  Awards($) (1)         (#)(2)    Compensation($)
------------------                      ----        ------------        --------  -------------         ------    ---------------

John F. McGill, Jr.                     2001          261,250            41,000        --                 --           41,837(3)
Chairman of the Board and Chief         2000          261,250            40,000        --                 --           60,515
Executive Officer                       1999          250,000            40,129      767,847           171,575         12,827

Jerry A. Naessens                       2001          225,000            21,500        --                 --           35,678(4)
Executive Vice President and            2000          225,000            22,000        --                 --          148,022
Chief Financial Officer                 1999          225,000            24,379      440,181           117,845         94,118

Douglas R. Moore                        2001          142,700            21,500        --                 --          25,351(5)
Senior Vice President                   2000          124,800            20,000        --                 -            5,598
                                        1999          120,000            11,000      93,870             38,500           630

--------------
(footnotes on next page)

(1) Shares of restricted stock vest in five equal installments at the rate of 20% per year beginning on July 21, 2000. At December 31, 2001, Mr. McGill, Jr. held 51,547 unvested shares of restricted stock under the plan that had a value of $505,161; Mr. Naessens held 29,551 unvested shares of restricted stock under the plan that had a value of $289,600; and Mr. Moore held 6,300 unvested shares of restricted stock under the plan that had a value of $61,740. Dividends are paid, and other distributions made, on all shares of restricted stock to the same extent that dividends are declared and paid, or other distributions are made, on the Common Stock.
(2)  See "-- Stock Awards."
(3) Represents an allocation of 2,003 shares under the ESOP, at a cost basis of $10 per share ($20,030), 401(k) matching contributions by the Bank of $3,250 and $18,557 of restricted stock plan dividends. At December 31, 2001, the allocated ESOP shares had a market value of $19,629.
(4) Represents an allocation of 1,979 shares under the ESOP, at a cost basis of $10 per share ($19,790), 401(k) matching contributions by the Bank of $5,250, and $10,638 of restricted stock plan dividends. At December 31, 2001, the allocated ESOP shares had a market value of $19,394.
(5) Represents an allocation of 1,929 shares under the ESOP, at a cost basis of $10 per share ($19,290), 401(k) matching contributions by the Bank of $4,105 and $1,956 of restricted stock plan dividends. At December 31, 2001, the allocated ESOP shares had a market value of $18,904.

         Stock Awards. Set forth below is information related to options awarded to the named executive officers pursuant to the Stock Option Plan. There were no stock appreciation rights granted to the named executive officers.

                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                      OPTION VALUES

                                                                  Number of Securities
                                                                       Underlying           Value of Unexercised
                                                                 Unexercised Options at   in-the-Money Options at
                                   Shares                        December 31, 2001 (#)     December 31, 2001 ($)
                                Acquired on         Value             Exercisable/              Exercisable/
Name                            Exercise (#)     Realized($)         Unexercisable            Unexercisable(2)
----                            ------------     -----------         -------------            ----------------

John F. McGill, Jr.              61,068(1)        458,621(1)          171,575 / --              147,555 / --
Chief Executive Officer

Jerry A. Naessens,                   --               --              117,845 / --              101,347 / --
Executive Vice President and
Chief Financial Officer

Douglas R. Moore                     --               --               38,500 / --               33,110 / --
Senior Vice President


-----------------------
(1) In a stock-for-stock exchange, Mr. McGill, Jr. received net shares of 48,629, upon the exercise of 61,068 options.
(2) Based on the average exercise price of $8.94 and the closing price of the Common Stock of $9.80 on December 31, 2001.

Other Benefits

         Supplemental  Retirement  Agreement.  The Bank  entered  into a non-tax qualified retirement and death benefit agreement with Mr. Naessens. In recognition of the services provided by Mr. Naessens to the Bank, the retirement agreement provides that Mr. Naessens (or his spouse) shall receive at age 67 a monthly retirement benefit of $4,167. If Mr. Naessens becomes permanently and totally disabled prior to age 67, he will receive the monthly supplemental retirement benefits upon reaching age 67. The retirement agreement provides that Mr. Naessens' spouse shall receive a pro-rated monthly death benefit if he dies while employed by the Bank prior to age 67, based on his age at the time of death. As of December 31, 2001, deferred compensation under the supplemental retirement plan for Mr. Naessens was approximately $424,000 and such benefit under the plan was vested.

         Employment Agreements. The Bank and Company have an employment agreement with John F. McGill, Jr., Chief Executive Officer. The Bank has an employment agreement with Jerry A. Naessens, President of the Bank. The employment agreements are for terms of three years and may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If any of the employees shall become disabled during the term of their respective employment agreements, the employee shall nevertheless continue to receive payment of his base salary for a period of 12 months but such period shall not exceed the remaining term of the employment agreement, and 80% of such base salary for the remaining term of the employee's employment agreement. Disability payments under the employment agreements shall be reduced by any other benefit payments made under other disability programs in effect for Bank employees.

         The agreements may also be terminable by the Bank for "just cause" as defined in the employment agreements. If the Bank terminates the employees without just cause, such employee will be entitled to a continuation of his salary from the date of termination through the remaining term of the employment agreement. Each employment agreement contains a provision stating that in the event of the termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, the employee will be paid a lump sum amount equal to 2.99 times their annual average compensation for the five most recent years. If such payments were to be made under the employment agreements, as of December 31, 2001, such payments would equal approximately $716,000 and $628,000, respectively to John F. McGill, Jr. and Jerry A. Naessens.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of Directors Hellauer, Lamb, Murray and Dr. Domanski at December 31, 2001. No member of the Committee is, or was during 2001, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2001, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Compensation Committee Report on Executive Compensation

         The Compensation Committee meets at least annually to review compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Company's market areas, including institutions with total assets of $2 billion or less and gross revenues of $600 million or less. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company, the Committee does consider the overall profitability of the Company when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Company and the
Bank:

          o to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the future value of the Company's stock;
          o to retain the executive officers who have led the Company to build its existing market franchise and to allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

          o to maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

         During the year ended December 31, 2001, John F. McGill, Jr., Chief Executive Officer did not receive an increase in his base salary of $261,250. In making its compensation determinations, the committee reviewed the Company's executive compensation practices and strategies policy document which offers guidance on base salaries, ranges, and targets. Additionally, the Committee considers the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the Commonwealth of Pennsylvania and surrounding geographic areas with assets of $2 billion or less and revenues of $600 million or less and the job performance of such individual as determined by the Committee.

Compensation Committee:

         James C. Hellauer, Chairman
         Dr. Robert E. Domanski, M.D.
         William A. Lamb, Sr.
         Charles A. Murray

--------------------------------------------------------------------------------
                          CERTAIN RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. The loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

         Director Francis E. McGill, III is the sole proprietor of McGill and McGill, a law firm in Philadelphia, Pennsylvania. During the year ended December 31, 2001, the law firm of McGill and McGill received approximately $150,000 in fees from the Bank for legal services.

--------------------------------------------------------------------------------
                        PARTICIPANTS IN THE SOLICITATION
--------------------------------------------------------------------------------

General

         Under the proxy rules of the Exchange Act, each of the Company's directors and Douglas R. Moore may be deemed to be a "participant" in the Company's solicitation of proxies. Information about the principal occupations of these individuals is set forth herein under the caption "Proposal 1 -- Election of Directors -- Biographical Information" and "Executive Officer Who Is Not A Director." Information about the ownership of the Common Stock by each participant, including the right to acquire shares of Common Stock, is set forth in the table herein under the caption "Proposal 1 -- Election of Directors." Information about transactions between the Company and its directors is set forth herein under the caption "Certain Related Transactions." For the purpose of this proxy statement, the business address of each participant is 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128. Except as set forth herein, no participant is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

         There are no material proceedings to which any participant or any associate of any participant is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described herein, no participant and no associate of any participant has any interest in the matters to be voted upon at the Meeting, other than an interest, if any, as a stockholder of the Company or as an officer or director of the Company.

         Except as described herein, neither any participant nor any associate of any participant (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $60,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates, or any further transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

         The following sets forth certain additional information about each participant required to be disclosed under the Exchange Act.

Transactions in the Company's Securities in the Last Two Years

         Listed below are the purchases of the Common Stock by each participant for the last two years.


                                   Number of Shares
                                   of Common Stock    Date of        Price
            Name                      Purchased     Transaction    Per Share ($)
            ----                     -----------    -----------    -------------

John F. McGill                          26,958        05/11/01         1.80
                                        21,671        05/11/01         2.07

Francis E. McGill, III                   3,000        10/19/01         8.97
                                        10,000        02/19/02        10.40

Charles Murray                           1,000        04/25/00         6.13
                                        10,000        02/25/02         6.25

Douglas R. Moore                         1,500        01/27/00         6.88
                                         1,500        02/03/00         6.94
                                         5,600        02/05/00         7.00
                                         5,000        08/09/00         8.19
                                         1,600        08/31/01        10.24
                                           750        01/29/02        10.14
                                           500        01/30/02        10.14
                                         2,100        01/28/02        10.04
                                           500        03/05/02        11.65

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the total return index for domestic companies listed on The Nasdaq Stock Market, (b) the total return index for banks listed on The Nasdaq Stock Market, and (c) the total return index for companies on the Standard & Poor's 500. The total return indices of The Nasdaq Stock Market are computed by the Center for Research in Security Prices ("CRSP") at the University of Chicago. The Standard & Poor's 500 is computed by SNL Securities LC, Charlottesville, Virginia. All four investment comparisons assume the investment of $100 as of the close of trading on July 14, 1998 (the date of initial issuance of the Common Stock) and the reinvestment of dividends when paid. In the performance graph below, the periods compared were July 14, 1998 and each subsequent year end through December 31, 2001.

                               [GRAPHIC_OMITTED]


--------------------------------------------------------------------------------------------
                              7/14/98($)  12/31/98($)  12/31/99($)  12/31/00($)  12/31/01($)
--------------------------------------------------------------------------------------------
Thistle Group Holdings, Co.     100          97           72           85           108
--------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index          100          93           89          102           110
--------------------------------------------------------------------------------------------
CRSP U.S. Index                 100         113          210          126           100
--------------------------------------------------------------------------------------------
S&P 500 Index                   100         105          127          116           102
--------------------------------------------------------------------------------------------

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the graph above. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Deloitte & Touche was the Company's independent accountant for the fiscal year ended December 31, 2001. The Board of Directors has approved the selection of Deloitte & Touche as its independent accountants for the fiscal year ending December 31, 2002, subject to ratification by the Company's stockholders. A representative of Deloitte & Touche is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 6060 Ridge Avenue, Philadelphia, Pennsylvania 19128, no later than November 11, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act. In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by February 1, 2003.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                         PERSONS MAKING THE SOLICITATION
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Georgeson Shareholder to assist in the solicitation of proxies at a cost which is not expected to exceed

$30,000 plus reimbursement of certain expenses. Actual costs, however, may exceed estimated amounts. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Francis E. McGill, III
                                              ----------------------------------
                                              Francis E. McGill, III, Secretary

Philadelphia, Pennsylvania
March 12, 2002

APPENDIX
--------

--------------------------------------------------------------------------------
                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 3, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Thistle Group Holdings, Co. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, 19004 on Wednesday, April 3, 2002, at 9:30 a.m., local time, and at any and all adjournments thereof, as follows:
                                                        FOR    WITHHELD
                                                        ---    --------

1. The election as director of all nominees listed below for terms to expire in 2005:

          James C. Hellauer                             |_|      |_|
          John F. McGill, Jr.
          Charles A. Murray

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------   nominee's name on the line provided below.

          ----------------------------------------------------------------------

                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

2.        Proposal to ratify the appointment
          of Deloitte & Touche LLP as independent
          accountants of the Company for the fiscal year
          ending December 31, 2002.                      |_|     |_|       |_|


          The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated March 12, 2002.


                                                    Please check here if you
Dated:                        , 2002        |_|     plan to attend the Meeting.
       -----------------------



-----------------------------------                 ----------------------------
SIGNATURE OF STOCKHOLDER                            SIGNATURE OF STOCKHOLDER


-----------------------------------                 ----------------------------
PRINT NAME OF STOCKHOLDER                           PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------


                                      A - 2